                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of the Closing Date (as defined in the Reorganization Agreement), by and among Commerce One, Inc., a Delaware corporation ("PARENT"), and the stockholders of Mergent Systems, Inc., a California corporation ("COMPANY") listed on Schedule A hereto (the "STOCKHOLDERS").

                                    RECITALS

     WHEREAS, pursuant to the Agreement and Plan of Reorganization, dated December 23, 1999, by and among Parent, Gavel Acquisition Corporation, ("SUB"), Company and certain other parties (the "REORGANIZATION AGREEMENT"), Parent has agreed to issue shares of its common stock (the "COMMON STOCK") and cash to the Stockholders in exchange for their shares of Company capital stock;

     WHEREAS, as an inducement to the Company to enter into the Reorganization Agreement, as of the Closing Date, the Stockholders shall be granted certain registration rights with respect to the Common Stock as set forth herein; and

     WHEREAS, the registration rights granted to the Stockholders may be subordinate to the registration rights previously granted by Parent to its founders and certain other investors (as more fully described in Section 2.2 hereof).

     NOW, THEREFORE, in consideration of the promises, mutual covenants and conditions herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following respective meanings:

     "1933 ACT" means the Securities Act of 1933, as amended.

     "1934 ACT" means the Securities Exchange Act of 1934, as amended.

     "FORM S-3" means such form under the 1933 Act as in effect on the date hereof or any registration form under the 1933 Act subsequently adopted by the SEC which similarly permits inclusion or incorporation of substantial information by reference to other documents filed by Parent with the SEC.

     "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

     "REGISTRATION STATEMENT" means any registration statement described in
Section 2.1 or Section 2.2 of this Agreement.

     "REGISTRABLE SECURITIES" means the Common Stock of Parent issued to the Stockholders in accordance with the terms and conditions of the Reorganization Agreement, and any securities of Parent issued as a dividend on or other distribution with respect to, or in exchange for or replacement of, such Common Stock. Registrable Securities shall include any shares of Common Stock transferred by a Stockholder in accordance with Section 4.3. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the 1933 Act or sold to the public through a broker, dealer or market maker in compliance with any exemption from the registration provisions of Section 5 under the Securities Act, including, without limitation, Rule 144 promulgated by the SEC under the 1933 Act (or any similar rule then in force).

     "SEC" means the Securities and Exchange Commission.

     2.  REGISTRATION RIGHTS.

         2.1 SHELF REGISTRATION. Subject to Section 4.1 hereof, Parent shall file a Registration Statement on Form S-3 with the SEC on July 3, 2000 to register under the 1933 Act the resale or other disposition of the Registrable Securities by the Stockholders, and Parent shall use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as practicable after filing the Registration Statement. Parent shall notify Amos Barzilay (the "STOCKHOLDERS' AGENT") when the Registration Statement has been declared effective by the SEC. Except as provided in Section 4 hereof, Parent shall maintain the effectiveness of the Registration Statement for the lesser of (A) sixty (60) days after the Registration Statement is declared effective by the SEC (plus any additional days as provided in Section 4.1) or
(B) such time as all Registrable Securities have been sold thereunder and, from time to time, will amend or supplement the Registration Statement and the prospectus contained therein to the extent necessary to comply with the 1933 Act and any applicable state securities statute or regulation.

         2.2  PIGGYBACK REGISTRATION.

              (a) If, but without any obligation to do so, Parent proposes to register its sale of common stock under the Act in connection with an underwritten public offering of such common stock solely for cash (other than a registration relating solely to the sale of securities to participants in a Parent stock plan or a transaction covered by Rule 145 under the 1933 Act (or the resale of securities issued pursuant to such a transaction), a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable

Securities), Parent shall, at such time, give each Stockholder written notice of such registration. Upon the written request of each Stockholder given within ten (10) days after mailing of such notice by Parent in accordance with Section 10.1, Parent shall, subject to the provisions of Section 2.3, cause to be registered under the 1933 Act all of the Registrable Securities that each such Stockholder has requested to be registered. Parent's obligations under this Section 2.2 shall terminate upon the earlier of (i) effectiveness of the Form S-3 Registration Statement described in Section 2.1 or (ii) the amendment of the Existing Registration Rights Agreement (as defined below) as described in Section 2.4.

              (b) The Stockholders acknowledge that the registration rights granted to them under this Section 2.2 are subordinate to the registration rights previously granted by Parent to certain investors who invested in Parent prior to its initial public offering (the "PRIOR HOLDERS") so that the Prior Holders' piggyback registration rights have priority over the Stockholders' piggyback registration rights. Due to the large number of shares of common stock held by the Prior Holders, it is possible that even if the Stockholders attempt to piggyback on an underwritten public offering, the Stockholders may be precluded from doing so. As a result, the Stockholders may not be able to sell any Registrable Securities unless the Stockholders are made parties to the Existing Rights Agreement as provided in Section 2.4 or until the Registration Statement described in Section 2.1 is available.

         2.3 UNDERWRITING REQUIREMENTS. In connection with any underwritten public offering described in Section 2.2, Parent shall not be required to include any of the Stockholders' Registrable Securities in such underwriting unless the Stockholder accepts the terms of the underwriting as agreed upon between Parent and the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by Parent. If the total amount of securities, including Registrable Securities, requested to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then Parent shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering. In such event, Parent may reduce the number of Registrable Securities to be included in the offering, or exclude the Registrable Securities altogether, prior to reducing or excluding the shares proposed to be offered by Parent or any other selling stockholders (in the event that the number of Registrable Securities is reduced, the Registrable Securities included shall be apportioned pro rata among the Stockholders according to the total amount of Registrable Securities entitled to be included therein owned by each Stockholder). For purposes of the preceding parenthetical clause concerning apportionment, for any Stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and Stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "STOCKHOLDER," and any pro-rata reduction with respect to such "Stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Stockholder," as defined in this sentence.


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


         2.4 AMENDMENT TO EXISTING REGISTRATION RIGHTS. As soon as practicable after the execution of the Agreement, Parent shall use commercially reasonable efforts to amend the Fourth Amended and Restated Registration Rights Agreement, dated April 19, 1999, by and among Parent and certain stockholders of Parent (the "EXISTING REGISTRATION RIGHTS AGREEMENT") to make the Stockholders parties to such agreement as Holders (as defined in the Existing Registration Rights Agreement). As a result, Stockholders would have the right to "piggyback" on certain registered offerings of Parent on a pro-rata basis with the other Holders. Each of the Stockholders hereby acknowledges and agrees, by execution of the signature page to this Agreement, that if the Existing Registration Rights Agreement is amended as described above, he or she will automatically become a party to the Existing Registration Rights Agreement and will have the rights and obligations of a Holder thereunder. Each of the Stockholders also acknowledges and agrees that Parent may not succeed in amending the Existing Registration Rights Agreement as described above and such Stockholder may not receive any rights under the Existing Registration Rights Agreement. In such event, the Stockholders will receive only the registration rights provided for in this Agreement.

     3.  FURTHER OBLIGATIONS OF PARENT AFTER REGISTRATION.

         3.1 Parent shall, as soon as reasonably possible after the effectiveness of a Registration Statement, use commercially reasonable efforts to register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Stockholders, provided that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless Parent is already subject to service in such jurisdiction and except as may be required by the 1933 Act.

         3.2 With respect to a Registration Statement filed pursuant to Section 2.1, Parent shall, as soon as reasonably possible after the effectiveness of the Registration Statement, furnish to the Stockholders' Agent such numbers of copies of a prospectus in conformity with the requirements of the 1933 Act, and such other documents as the Stockholders may reasonably request in order to facilitate the resale or other disposition of Registrable Securities owned by them.

         3.3 With respect to a Registration Statement filed pursuant to Section 2.1, Parent shall promptly notify each selling Stockholder of such Registrable Securities of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such Stockholder, Parent will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

     4. CONDITIONS AND LIMITATIONS ON REGISTRATION RIGHTS. The registration rights granted by this Agreement are subject to the following additional conditions and limitations:

         4.1 Parent may suspend or delay the filing or effectiveness of a Registration Statement for up to thirty (30) calendar days if Parent is in possession of material nonpublic information that Parent does not deem advisable to disclose in the Registration Statement or otherwise to the public at such time, whether such information relates to a financing, pending acquisition, merger, or other material corporate transaction to which Parent is or expects to be a party, or any other material matter or matters. Parent may not, however, delay or suspend the effectiveness of a Registration Statement filed pursuant to
Section 2.1 more than once. In the event Parent suspends the effectiveness of a Registration Statement filed pursuant to Section 2.1, the number of days during which Parent is required to keep such Registration Statement effective shall be extended by the length of such suspension. If Parent suspends the effectiveness of a Registration Statement, Parent will promptly notice the Stockholders of such suspension and will again notice the Stockholders when such suspension is no longer necessary.

         4.2 Each Stockholder agrees that, upon receipt of any notice from Parent of the happening of any event of the kind described in Section 3.3 or 4.1 hereof, such Stockholder shall forthwith discontinue disposition of Registrable Securities until such Stockholder's receipt of copies of the supplemented or amended prospectus contemplated by Section 3.3 or 4.1 hereof, or until it is advised in writing (the "ADVICE") by Parent that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by Parent, such Stockholder will deliver to Parent all copies of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         4.3 The registration rights granted by this Agreement shall not be transferable or assignable without Parent's prior written consent; PROVIDED, HOWEVER, that notwithstanding the foregoing, the registration rights granted under this Agreement may be transferred or assigned together with any Registrable Securities transferred or assigned to any constituent partner or affiliate of a Stockholder, or the estate or personal representative of a Stockholder, provided that such transfer or assignment may otherwise be effected in accordance with applicable provincial, state and federal securities laws, written notice of such transfer is delivered to Parent at least ten (10) days in advance thereof, and the transferee or assignee thereof executes and delivers a copy of this Agreement thereby agreeing to be bound by the terms and provisions set forth herein. Any purported transfer or assignment in violation of this provision shall be void and of no force and effect whatsoever.

         4.4 No Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 4.

     5. INFORMATION FROM STOCKHOLDERS. It shall be a condition precedent to the obligations of Parent to take any action pursuant to this Agreement with respect to the Registrable Securities of the Stockholders that the Stockholders shall furnish to Parent such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities, as shall be required to effect the registration of the Registrable Securities.

     6. EXPENSES OF REGISTRATION. Parent shall pay all registration, filing and qualification fees (including SEC filing fees and the listing fees of the Nasdaq National Market or any stock exchange on which Parent securities are traded) attributable to the Registrable Securities registered on behalf of the Stockholders under this Agreement and the reasonable fees and expenses of one special counsel for the Stockholders, such amount not to exceed
$5,000. The Stockholders shall pay all underwriting discount or commissions attributable to the sale of their securities and, except as set forth in the preceding sentence, any legal, accounting or other professional fees or expenses incurred by them.

     7.  INDEMNIFICATION.

         7.1 Parent will indemnify and hold harmless the Stockholders, each of their directors, officers, trustees or beneficiaries, if applicable, and each person, if any, who controls a non-individual Stockholder within the meaning of the 1933 Act against any losses, claims, damages, or liabilities (joint or several) to which the Stockholders may become subject under the 1933 Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements' therein not misleading, PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Parent, which consent shall not be unreasonably withheld, nor shall Parent be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing expressly for use in connection with such registration by the Stockholders seeking indemnification hereunder. In addition, Parent shall not be liable for any untrue statement or omission in any prospectus if a supplement or amendment thereto correcting such untrue statement or omission was delivered to the Stockholders' Agent prior to the pertinent sale or sales by the Stockholders.

         7.2 Each Stockholder will indemnify and hold harmless Parent, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls Parent within the meaning of the 1933 Act, any other Stockholder selling securities in the Registration Statement and any controlling person of any such Stockholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject under the 1933 Act or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Stockholder solely for such Stockholder's behalf expressly for use in connection with such registration; PROVIDED, HOWEVER, that the indemnity agreement contained in this
Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Stockholder, which consent shall not be unreasonably withheld, provided that in no event shall any indemnity under this Section 7.2 by such Stockholder exceed the gross proceeds from the


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offering, after deducting discounts or commissions, containing the Violation at issue received by such Stockholder.

         7.3  Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to deliver written notice to the indemnifying party promptly upon the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

         7.4 If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         7.5 The obligations of Parent, and the Stockholders under this Section 7 shall survive the completion of any offering of Registrable Securities under a registration statement filed pursuant to this Agreement or otherwise.

     8. REPORTS UNDER THE SECURITIES EXCHANGE ACT. Parent agrees to file with the SEC in a timely manner all reports and other documents and information required of Parent under the 1934 Act, and take such other actions as may be necessary to assure the availability of Form S-3 for use in connection with the registration rights provided in this Agreement.

     9. RULE 144. If Parent is required to file the reports under the 1933 Act and the 1934 Act, Parent shall use its best efforts to file the reports in a timely manner to permit resales or other dispositions of Registrable Securities pursuant to Rule 144 promulgated under the 1933 Act ("RULE 144"). In the event that all of a Stockholder's Registrable Securities may be resold or otherwise disposed of in a ninety (90) day period under Rule 144 without registration under the 1933


                                      -7-
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Act, the registration rights granted under this Agreement to such
Stockholder, and the obligations of Parent hereunder (other than its obligations under this Section 9) to such Stockholder, shall automatically terminate in their entirety and be of no further force and effect whatsoever without any further action on the part of Parent or any of the Stockholders.

     10. TERMINATION. The registration rights set forth in this Agreement shall terminate with respect to a Stockholder (and the shares held by such Stockholder shall cease to constitute Registrable Securities) at such time as the Stockholder may first sell all of such Stockholder's Registrable Securities under Rule 144 under the 1933 Act in any single 3 month period.

     11.  MISCELLANEOUS.

         11.1 NOTICES. Notice to the Stockholders' Agent shall constitute notice to all the Stockholders party hereto. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                       (1)  if to Parent:

                            Commerce One, Inc.
                            1600 Riviera Avenue
                            Walnut Creek, California  94596
                            Attention: General Counsel
                            Telephone No.:    (925) 941-6000
                            Facsimile No.:    (925) 941-6066

                            with copies to (which shall not constitute notice hereunder):

                            Wilson Sonsini Goodrich & Rosati, P.C.
                            650 Page Mill Road
                            Palo Alto, California 94304-1050
                            Attention:  David J. Segre, Esq.
                                        Michelle L. Whipkey, Esq.
                            Telephone No.:  (650) 493-9300
                            Facsimile No.:  (650) 493-6811

                       (2)  if to the Stockholders' Agent, to

                            Dr. Amos Barzilay
                            1468 Revelstoke Way
                            Sunnyvale, California 94087



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                            with a copy to:


                            Howard Rice Nemerovski Canady Falk & Rabkin
                            Three Embarcadero Center
                            Seventh Floor
                            San Francisco, California 94111
                            Attention:  Ron Star, Esq.
                            Telephone No.: (415) 434-1600
                            Facsimile No.: (415) 217-5910

         11.2 ENTIRE AGREEMENT; ASSIGNMENT. This Agreement and the documents and instruments and other agreements among the parties hereto referenced herein: (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (b) are not intended to confer upon any other person (including, without limitation, those persons listed on any exhibits hereto) any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise without the prior written consent of each party hereto, except that Parent may assign its rights and obligations hereunder to an affiliate of Parent provided that Parent shall remain liable for all its obligations hereunder notwithstanding such assignment. Any assignment of rights or delegation of duties under this Agreement by a party without the prior written consent of the other parties, if such consent is required hereby, shall be void.

         11.3 AMENDMENT; WAIVER. This Agreement may be amended, or any term or condition waived, with the written consent of Parent and Stockholders holding, at the time of such amendment or waiver, a majority of the Registrable Securities (based on number of shares) then outstanding.

         11.4 SEVERABILITY. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         11.5 OTHER REMEDIES. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

         11.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.


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         11.7  INTERPRETATION. The words "include," "includes" and "including"
when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         11.8 FACSIMILE; COUNTERPARTS. This Agreement may be executed by facsimile and in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

         11.9 STOCKHOLDER EXECUTION. This Agreement shall be effective as of the date first above written upon its execution by Parent and Stockholders holding in aggregate more than 90% of the outstanding shares of Company capital stock. Each of the other Stockholders may become a party to the Agreement after it becomes effective (provided such person was a Stockholder on the effective date of this Agreement) by executing a counterpart signature page of the Agreement and delivering it to Parent.



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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                   COMMERCE ONE, INC.


                                   By:
                                      ----------------------------------------
                                   Name:

                                   Title:


                                   STOCKHOLDER


                                   By:
                                      ----------------------------------------
                                   Name:

                                   Title:




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